                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15 day of June, 1995.



                                        /s/ John A. Becker
                                        --------------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20 day of June, 1995.

                                        /s/ Michael E. Batten
                                        ----------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15 day of June, 1995.



                                        /s/ Robert C. Buchanan
                                        ------------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22 day of June, 1995.




                                        /s/ George M. Chester, Jr.
                                        -----------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 30 day of June, 1995.




                                        /s/ Roger H. Derusha
                                        ------------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15 day of June, 1995.



                                        /s/ Roger L. Fitzsimonds
                                        ------------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15 day of June, 1995.




                                        /s/ James L. Forbes
                                        ----------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22 day of June, 1995.




                                        /s/ Holmes Foster
                                        -------------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15 day of June, 1995.


                                        /s/ Joseph F. Heil, Jr.
                                        -------------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15 day of June, 1995.


                                          /s/ John H. Hendee, Jr.
                                          ---------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20 day of June, 1995.



                                          /s/ Jerry M. Hiegel
                                          --------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 21 day of June, 1995.



                                         /s/ Joseph F. Hladky, III
                                         -----------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15 day of June, 1995.



                                         /s/ James H. Keyes
                                         -------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15 day of June, 1995.



                                         /s/ Sheldon B. Lubar
                                         --------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15 day of June, 1995.



                                         /s/ Daniel F. McKeithan, Jr.
                                         ---------------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20 day of June, 1995.



                                         /s/ George W. Mead, II
                                         -----------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15 day of June, 1995.



                                         /s/ Guy A. Osborn
                                         ------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 28 day of June, 1995.



                                         /s/ Judith D. Pyle
                                         -------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 15 day of June, 1995.



                                         /s/ William H. Risch
                                         --------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 22 day of June, 1995.



                                         /s/ Clifford V. Smith, Jr.
                                         --------------------------------

                                                                      EXHIBIT 24

                              FIRSTAR CORPORATION

                       POWER OF ATTORNEY WITH RESPECT TO
                             REGISTRATION STATEMENT
                   COVERING SECURITIES OF FIRSTAR CORPORATION
                      TO BE ISSUED IN CONNECTION WITH THE
                     ACQUISITION OF HARVEST FINANCIAL CORP.


KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-4 or other appropriate form and any and all amendments (including post-effective amendments) to such Registration Statement relating to the issuance of common stock, $1.25 par value, and associated preferred stock purchase rights of Firstar Corporation in connection with the acquisition by Firstar Corporation (or a subsidiary thereof) of Harvest Financial Corp. and its wholly-owned subsidiary, Harvest Savings Bank, F.S.B., pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into or to be entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to such Registration
Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses or Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 28 day of June, 1995.



                                         /s/ William W. Wirtz
                                         --------------------------